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                             FIRST AMENDMENT TO THE
            INET TECHNOLOGIES, INC. 1998 EMPLOYEE STOCK PURCHASE PLAN

     This First Amendment (this "Amendment") to the Inet Technologies, Inc. 1998 Employee Stock Purchase Plan (the "Plan") is hereby adopted by Inet Technologies, Inc. (the "Company") this 26th day of July, 2001, to be effective as of July 31, 2001.

                                   WITNESSETH:

     WHEREAS, the Board adopted the Plan on July 22, 1998, to be effective at the Effective Time;

     WHEREAS, Plan Section X.A. provides that the Board may amend the Plan at any time to become effective immediately following the close of any Purchase Interval; and

     WHEREAS, the Board has approved at its meeting held this date the amendment of the Plan, as set forth herein;

     NOW, THEREFORE, the Plan is amended effective as of July 31, 2001, the close of the current Purchase Interval, as follows:

     Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Plan.

     1. Plan Section XI. is hereby amended to add new subsections D. and E., as follows:

          "D. A Foreign Subsidiary or the Corporation, as the case may be, shall have the right to deduct from any payment to be made under the Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash, payment by each Participant of any tax required by applicable law to be withheld. In addition, the Corporation's obligation to deliver shares of Common Stock under the Plan to any Participant shall be subject to all other applicable laws and rules and regulations to which the Plan may be subject.

          E. Additional provisions for individual Foreign Subsidiaries may be incorporated in one or more Addenda to the Plan. Such Addenda shall have full force and effect with respect to the Foreign Subsidiaries to which they apply. In the event of a conflict between the provisions of such an Addendum and one or more other provisions of the Plan, the provisions of the Addendum shall be controlling."

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     2.   The following definition is added to the Plan Appendix:

          "V. FOREIGN SUBSIDIARY shall mean any non-U.S. Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees."

     3. Except as specifically amended hereby, the Plan shall remain in full force and effect as originally written.

     IN WITNESS WHEREOF, the Company has caused this Amendment to the Inet Technologies, Inc. 401(k) Plan to be executed effective as of July 31, 2001.


                                        INET TECHNOLOGIES, INC.


                                        By: /s/ Mark H. Kleinman
                                            ----------------------------------
                                            Mark H. Kleinman
                                            Vice President and General Counsel